EXHIBIT 23(P)
                POWERS OF ATTORNEY AND AUTHORIZING RESOLUTION

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                            THE LEGACY FUNDS, INC.
                            SECRETARY'S CERTIFICATE


      The undersigned Elizabeth Larson, Assistant Secretary of The Legacy Funds, Inc., a Delaware business trust (the "Fund") hereby certifies that:

      Attached hereto is a true and correct copy of a resolution duly adopted by the Board of Trustees of the Fund at the November 1, 1999 meeting of the Board of Trustees which was duly called and held, and at which a quorum was present and acting throughout, which resolution has not been modified, amended or rescinded and is in full force and effect on the date hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and delivered this certificate this 23rd day of December, 1999.


                                                 /S/ ELIZABETH LARSON
                                                 ______________________________
                                                 Elizabeth Larson
                                                 Assistant Secretary

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                                  RESOLUTION


          Adopted by the Board of Trustees of The Legacy Funds, Inc.
                             on November 1, 1999


      RESOLVED, that each officer or trustee who executes the Registration Statement or any amendment thereto (whether on behalf of the Trust or as an officer or trustee thereof or by attesting the seal of the Trust or otherwise) be, and each such officer or trustee hereby is, authorized to execute a power of attorney appointing Robert E. Belknap, D. Roger B. Liddell and Elizabeth Larson, and each them, severally, his true and lawful attorney-in-fact and agent to execute and sign in his name, place and stead, in any and all capacities, the Registration Statement and any and all amendments thereto (including both pre-effective and post-effective amendments) and other documents in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys (acting with or without the others) to have full power and authority to do and perform in the name and on behalf of each of said officers and trustees (whether on behalf of the Trust or as an officer or trustee thereof or by attesting the seal of the Trust or otherwise) each and every act whatsoever which such attorney or agent may deem necessary, appropriate or desirable to be done in connection with the Registration Statement (or any amendment thereto) as fully as any such officer or trustee might or could do in person.





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                              POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned trustee and/or officer of The Legacy Funds, Inc., a Delaware business trust (the "Trust"), does hereby constitute Robert E. Belknap, Steven M. Foote and Elizabeth Larson, and each them, severally, his true and lawful attorney or agent to execute and sign in his name, place and stead (whether on behalf of the Trust or as a trustee or officer thereof or by attesting the seal of the Trust, or otherwise) a Registration Statement on Form N-1A for the purpose of registering shares of beneficial interest representing interests in the Legacy Growth Fund portfolio of the Trust, par value $0.001, and any and all amendments to such Registration Statement (including both pre-effective and post-effective amendments) and other documents in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys or agents (acting with or without the others) to have full power and authority to do and perform in the name of the undersigned (whether on behalf of the Trust or as a trustee or officer thereof or by attesting the seal of the Trust, or otherwise) each and every act whatsoever which such attorney or agent may deem necessary, appropriate or desirable to be done in connection with the Registration Statement (or any amendment thereto), as fully as the undersigned might or could do in person.


Dated:  November 22, 1999          /S/ ROBERT E. BELKNAP
                                   --------------------------------------
                                   Robert E. Belknap
                                   Trustee and President (Principal
                                   Executive Officer)

Dated:  November 22, 1999          /S/ BARNABAS B. B. BREED
                                   --------------------------------------
                                   Barnabas B. B. Breed
                                   Trustee

Dated:  November 22, 1999          /S/ THEODORE F. ELLS
                                   --------------------------------------
                                   Theodore F. Ells
                                   Trustee

Dated:  November 22, 1999          /S/ STEVEN M. FOOTE
                                   --------------------------------------
                                   Steven M. Foote
                                   Trustee and Vice President


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                              POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned trustee and/or officer of The Legacy Funds, Inc., a Delaware business trust (the "Trust"), does hereby constitute Robert E. Belknap, Steven M. Foote and Elizabeth Larson, and each them, severally, his true and lawful attorney or agent to execute and sign in his name, place and stead (whether on behalf of the Trust or as a trustee or officer thereof or by attesting the seal of the Trust, or otherwise) a Registration Statement on Form N-1A for the purpose of registering shares of beneficial interest representing interests in the Legacy Growth Fund portfolio of the Trust, par value $0.001, and any and all amendments to such Registration Statement (including both pre-effective and post-effective amendments) and other documents in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys or agents (acting with or without the others) to have full power and authority to do and perform in the name of the undersigned (whether on behalf of the Trust or as a trustee or officer thereof or by attesting the seal of the Trust, or otherwise) each and every act whatsoever which such attorney or agent may deem necessary, appropriate or desirable to be done in connection with the Registration Statement (or any amendment thereto), as fully as the undersigned might or could do in person.



Dated:  November 23, 1999          /S/ JOSEPH NEUBERGER
                                   -----------------------------------------
                                   Joseph Neuberger
                                   Treasurer (Principal Financial
                                   Officer)